SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                    0-26483                 94-3236309
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)         Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On December 17, 2002, VaxGen, Inc. ("VaxGen") and the Chemo-Sero-Therapeutic Research Institute ("Kaketsuken") announced that they have entered into an initial agreement that will allow VaxGen to initiate development of Kaketsuken's attenuated smallpox vaccine for use in the United States. The agreement calls for VaxGen to initiate clinical trials with the vaccine, LC16-Kaketsuken, in the U.S., which VaxGen expects to start early next year, subject to consent from the U.S. Food and Drug Administration ("FDA"). VaxGen will be responsible for clinical development and related activities necessary to meet the requirement for licensure through the FDA. VaxGen and Kaketsuken are currently negotiating the extension of their partnership to address vaccine supply and commercialization.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      EXHIBIT     DESCRIPTION

      99.1        Press Release issued December 17, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VaxGen, Inc.
                                                 (Registrant)


Dated: December 20, 2002                         By: /s/ Carter A. Lee
                                                 ---------------------
                                                 Carter A. Lee
                                                 Senior Vice President
                                                 Finance & Administration

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                                  EXHIBIT INDEX

EXHIBIT No.    DESCRIPTION
-----------    -----------

   99.1        Press Release issued December 17, 2002.